                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 2

     AMENDMENT No.2 (this "Amendment") dated as of March 22, 2002, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement and to waive certain provisions of the Intercreditor Agreement, in each case, as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Defined Terms. The definition of "Free Cash Flow" in Section
1.01 of the Credit Agreement is amended by deleting clause (iii) thereof and renumbering clauses (iv), (v) and (vi) thereof as clauses (iii), (iv) and (v), respectively.

     Section 3. Acknowledgment. Each of the Lenders (i) acknowledges that the Borrower has requested the lenders under the Exit Facility to increase the aggregate commitments thereunder to $120,000,000, (ii) consents to such increase in commitments, (iii) agrees that, upon such increase becoming effective, the definition of "Exit Facility" in Section 1.01 of the Credit Agreement shall be read to give effect to such increase in commitments and (iv) waives the provisions of

Section 5.02 of the Intercreditor Agreement to the extent that such provisions would not permit such increase in commitments.

     Section 4. Prepayment of Loans. The language prior to clause (i) of Section 2.06(b) of the Credit Agreement is amended to read as follows:

          "If on any date (an "Equity Receipt Date") on or after the Closing Date Vencor receives any Net Cash Proceeds from any Equity Issuance, Vencor shall promptly provide notice thereof to the Administrative Agent, which notice shall specify the amount of the Net Cash Proceeds received with respect thereto, whether all or any portion of such Net Cash Proceeds will be transferred to the Issuer for application by the Issuer to prepay loans hereunder (the amount, if any, specified for such purpose, the "Senior Secured Prepayment Amount"), the positive amount, if any, equal to (x) 75% of such Net Cash Proceeds less (y) the Senior Secured Prepayment Amount (the "Designated Equity Proceeds") and the date on which such Net Cash Proceeds were received. If any such notice shall specify a Senior Secured Prepayment Amount, then within three Business Days after the date of such notice, Vencor shall transfer to the Issuer as an equity contribution such Senior Secured Prepayment Amount and, unless such prepayment is not permitted by the Exit Facility, the Issuer shall immediately prepay an aggregate principal amount of Loans equal to the amount so transferred. The Designated Equity Proceeds, if any, with respect to such Equity Issuance shall be applied as follows:"

     Section 5. Information. Section 5.01(o) of the Credit Agreement is amended by replacing the reference to "promptly upon" with a reference to "within 15 Business Days of".

     Section 6. Guarantees by Future Restricted Subsidiaries. Section 5.08 of the Credit Agreement is amended by replacing the reference to "five" with a reference to "15".

     Section 7. Future Assets to Be Added to Collateral. (a) Sections 5.09(a) and 5.09(d) of the Credit Agreement are each amended by replacing the reference to "5" with a reference to "15".

     (b) Section 5.09(b) of the Credit Agreement is amended by replacing the reference to "two" with a reference to "five" and replacing the reference to "30" with a reference to "45".

     Section 8. Fixed Charge Coverage Ratio (EBITDAR). Section 6.01(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "At each Quarterly Measurement Date on or after June 30, 2001, the ratio of (i) Consolidated EBITDAR for the four consecutive Fiscal Quarters then ended to (ii) the sum of Consolidated Interest Expense plus Consolidated Rental Expense plus the aggregate principal amount of Debt of the Issuer and its Restricted Subsidiaries scheduled to be amortized, in each case for the same four Fiscal Quarters, will not be less than the ratio set forth below opposite such Quarterly Measurement Date (or any Quarterly Measurement Date which falls during the periods set forth below):

          ----------------------------------------------------
                           Period                      Ratio
          ----------------------------------------------------
          June 30, 2001 through December 31, 2001    1.01 to 1
          ----------------------------------------------------
          March 31, 2002 through December 31, 2004   1.15 to 1
          ----------------------------------------------------
          March 31, 2005 and thereafter              1.20 to 1
          ----------------------------------------------------

          ; provided that (x) at any Quarterly Measurement Date prior to the end of the fourth full Fiscal Quarter after the Closing Date, the foregoing amounts shall be calculated as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis, (y) any amounts payable by the Issuer and its Restricted Subsidiaries pursuant to
          Section 6.12(a)(1)(i) and (ii) of the Plan of Reorganization in respect of the Government Settlement during any relevant calculation period shall be excluded from the calculation of the foregoing amounts for such period and (z) the principal amount of loans payable under the Exit Facility on the date of final maturity thereof shall be excluded from the calculation of the foregoing amounts for the period during which such date occurs."

     Section 9. Total Leverage Ratio. Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "On or after June 30, 2001, the ratio of (x) Consolidated Debt for Borrowed Money to (y) Consolidated EBITDA for the four consecutive Fiscal Quarters then most recently ended will not, at any date during any period set forth below, exceed the ratio set forth below opposite such period:

          ---------------------------------------------------
                           Period                     Ratio
          ---------------------------------------------------
          June 30, 2001 through December 31, 2001   3.95 to 1
          ---------------------------------------------------
          March 31, 2002 and thereafter             3.25 to 1
          ---------------------------------------------------

     ; provided that for dates prior to the end of the fourth full Fiscal Quarter after the Closing Date, Consolidated EBITDA shall be determined as of the end of the then most recently ended Fiscal Quarter on an Annualized Basis; provided further that any amounts payable by the Issuer and its Restricted Subsidiaries pursuant to Section 6.12(a)(1)(i) and (ii) of the Plan of Reorganization in respect of the Government Settlement during any relevant calculation period shall be excluded from the calculation of the foregoing amounts for such period."

     Section 10. Minimum Consolidated Net Worth. Section 6.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "At each Quarterly Measurement Date set forth below, Consolidated Net Worth will not be less than the amount set forth below opposite such Quarterly Measurement Date:

          -----------------------------------------
          Quarterly Measurement Date     Amount
          -----------------------------------------
          June 30, 2001                $378,797,000
          -----------------------------------------
          September 30, 2001           $385,470,000
          -----------------------------------------
          December 31, 2001            $399,125,000
          -----------------------------------------
          March 31, 2002               $500,000,000
          -----------------------------------------
          June 30, 2002                $510,000,000
          -----------------------------------------
          September 30, 2002           $520,200,000
          -----------------------------------------
          December 31, 2002            $530,604,000
          -----------------------------------------
          March 31, 2003               $552,040,000
          -----------------------------------------
          June 30, 2003                $563,081,000
          -----------------------------------------
          September 30, 2003           $574,343,000
          -----------------------------------------
          December 31, 2003            $585,830,000
          -----------------------------------------
          March 31, 2004               $609,497,000
          -----------------------------------------

          ------------------------------------------------
          June 30, 2004                      $621,687,000
          ------------------------------------------------
          September 30, 2004                 $634,121,000
          ------------------------------------------------
          December 31, 2004                  $646,803,000
          ------------------------------------------------
          March 31, 2005                     $659,739,000
          ------------------------------------------------
          June 30, 2005                      $672,934,000
          ------------------------------------------------
          September 30, 2005                 $683,393,000
          ------------------------------------------------
          December 31, 2005                  $700,121,000
          ------------------------------------------------
          March 31, 2006                     $714,123,000
          ------------------------------------------------
          June 30, 2006                      $728,406,000
          ------------------------------------------------
          September 30, 2006                 $742,974,000
          ------------------------------------------------
          December 31, 2006                  $757,833,000
          ------------------------------------------------
          March 31, 2007                     $772,990,000
          ------------------------------------------------
          June 30, 2007                      $788,450,000
          ------------------------------------------------
          September 30, 2007                 $804,219,000
          ------------------------------------------------
          December 31, 2007 and thereafter   $820,303,000"
          ------------------------------------------------

     Section 11. Limitation on Debt; Negative Pledge. Sections 7.01(b)(iv), 7.01(b)(v), 7.02(f) and 7.02(g) of the Credit Agreement are each amended by replacing the reference to "$25,000,000" with a reference to "$50,000,000".

     Section 12. Restricted Payments. (a) Section 7.7(a)(v)(A) of the Credit Agreement is amended by inserting the following proviso at the end thereof: "; provided that solely for purposes of this clause (v)(A), the reference in
Section 7.01(a) to "3.5:1" shall be read as a reference to "4.0:1".

     (b) Section 7.07(a)(v)(B) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "the aggregate amount expended for all Restricted Payments made pursuant to this clause (v) (x) during the 2002 Fiscal Year, would not exceed 25% of the Free Cash Flow calculated for the period beginning on the first day of the first full Fiscal Quarter following the Closing Date and ending on December 31, 2001 and (y) during any Fiscal Year thereafter, would not exceed 20% of the Free Cash

          Flow calculated for the immediately preceding Fiscal Year (such calculation to be based on financial statements for such immediately preceding Fiscal Year that have been provided pursuant to this Agreement);"

     (c) Section 7.07(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "Vencor shall not, directly or indirectly, use more than 25% of the proceeds of any Restricted Payment to (i) declare or pay any dividend or other distribution on any Equity Interests of Vencor (except dividends payable solely in Equity Interests of the same class) or
          (ii) purchase, redeem, retire or otherwise acquire (any of the foregoing, an "acquisition") any Equity Interests of Vencor held by any Person; provided that (x) acquisitions of Equity Interests of Vencor permitted by Section 7.07(a)(ii) shall be excluded for purposes of determining compliance with clause (ii) and (y) payments may be declared and made and acquisitions may be effected pursuant to this clause (b) only if at the time of, and after giving effect to, such payment or acquisition, as applicable, no Default shall have occurred and be continuing."

     Section 13. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by (i) deleting the reference to "(such Debt, "Investment Related Debt")", (ii) replacing the reference to "$30,000,000" with a reference to "$130,000,000" and (iii) deleting the proviso thereto.

     Section 14. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

     Section 15. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (i) duly executed counterparts hereof signed by Kindred, the

Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender) and (ii) confirmation that the Borrower has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, that have been rendered to the Borrower at least two Business Days prior to the Amendment Effective Date in respect of this Amendment or other Credit Agreement matters.

     (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 5:00 P.M. (New York City time) on the later of (i) April 5, 2002 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.15% of the aggregate outstanding principal amount of such Lender's Loans (as outstanding on the opening of business on the date of this Amendment).

     (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 16. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        KINDRED HEALTHCARE OPERATING, INC.


                                        By /s/ RICHARD A. LECHLEITER
                                           -------------------------------------
                                          Name: RICHARD A. LECHLEITER
                                          Title: SENIOR VICE PRESIDENT, CHIEF
                                                 FINANCIAL OFFICER AND TREASURER

                                        KINDRED HEALTHCARE, INC.


                                        By /s/ RICHARD A. LECHLEITER
                                           -------------------------------------
                                          Name: RICHARD A. LECHLEITER
                                          Title: SENIOR VICE PRESIDENT, CHIEF
                                                 FINANCIAL OFFICER AND TREASURER

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By: /s/ CHARLES HEIDRIECH
                                            --------------------------------
                                        Name: CHARLES HEIDRIECH
                                        Title: SENIOR VICE PRESIDENT

                                        BANKERS TRUST COMPANY


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST


                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ BRAD LANGS
                                            ------------------------------------
                                        Name: BRAD LANGS
                                        Title: VICE PRESIDENT

                                        BEAR STEARNS & CO., INC.


                                        By: ____________________________________
                                        Name:
                                        Title:

                                                      GOLDMAN SACHS CREDIT
                                                      PARTNERS, L.P.


                                                      By: /s/ TRACY McCAFFREY
                                                         -----------------------
                                                      Name: TRACY McCAFFREY
                                                      Title: AUTHORIZED SIGNATOR

                                        JPMORGAN CHASE BANK, as
                                        Administrative Agent and as Lender


                                        By: /s/ ROBERT BOTTAMEDI
                                            ------------------------------------
                                        Name: ROBERT BOTTAMEDI
                                        Title: VICE PRESIDENT

                                        VAN KAMPEN
                                        SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ BRAD LANGS
                                            ------------------------------------
                                        Name: BRAD LANGS
                                        Title: VICE PRESIDENT

                                        VAN KAMPEN
                                        SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.



                                        By: /s/ BRAD LANGS
                                            ------------------------------------
                                        Name: BRAD LANGS
                                        Title: VICE PRESIDENT

                                        PENSLER CAPITAL CORPORATION


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        GOLDENTREE HIGH YIELD
                                        MASTER FUND, LTD


                                        By: /s/ FRED HADDAD
                                            ------------------------------------
                                        Name: Fred Haddad
                                        Title:

                                                    CONTINENTAL CASUALTY COMPANY


                                                    By: /s/ MARILOU R. McGIRR
                                                        ------------------------
                                                    Name: MARILOU R. McGIRR
                                                    Title: VICE PRESIDENT

                                        PRESIDENT & FELLOWS HARVARD
                                        COLLEGE


                                        By:  REGIMENT CAPITAL MANAGEMENT, LLC
                                             AS ITS INVESTMENT ADVISOR

                                        BY:  REGIMENT CAPITAL ADVISORS, LLC
                                             ITS MANAGER AND PURSUANT TO
                                             DELEGATED AUTHORITY


                                        BY: /s/ TIMOTHY PETERSON
                                           ----------------------
                                        Name:  TIMOTHY PETERSON
                                        Title: PRESIDENT

                                        REGIMENT CAPITAL, LTD.

                                        By: REGIMENT CAPITAL MANAGEMENT, LLC AS
                                            ITS INVESTMENT ADVISOR

                                        By: REGIMENT CAPITAL ADVISORS, LLC ITS
                                            MANAGER AND PURSUANT TO DELEGATED
                                            AUTHORITY

                                             /s/ Timothy Peterson
                                        By: ____________________________________
                                        Name: Timothy Peterson
                                        Title: President

                                        SUNAMERICA LIFE INSURANCE COMPANY


                                             /s/ John G. Lapham, III
                                        By: ____________________________________
                                        Name: John G. Lapham, III
                                        Title: Authorized Agent

                                        WELLS FARGO BANK


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CERBERUS PARTNERS, L.P.


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        AG CAPITAL FUNDING PARTNERS,
                                        L.P.

                                        By: ANGELO, GORDON & CO., L.P. AS
                                            INVESTMENT ADVISOR

                                             /s/ John W. Fraser
                                        By: ____________________________________
                                        Name: John W. Fraser
                                        Title: Managing Director

                                        LCM I LIMITED PARTNERSHIP

                                        By: LYON CAPITAL MANAGEMENT LLC, AS
                                            ATTORNEY-IN-FACT

                                             /s/ Farboud Tavangar
                                        By: ____________________________________
                                        Name: Farboud Tavangar
                                        Title: Senior Portfolio Manager

                                        NORTHWOODS CAPITAL III, LIMITED

                                        By: ANGELO, GORDON & CO., L.P. AS
                                            COLLATERAL MANAGER

                                        By:    /s/ John W. Fraser
                                              --------------------------
                                        Name: John W. Fraser
                                        Title: Managing Director

                                        NORTHWOODS CAPITAL II, LIMITED

                                        By: ANGELO, GORDON & CO., L.P. AS
                                            COLLATERAL MANAGER

                                        By:    /s/ John W. Fraser
                                              --------------------------
                                        Name: John W. Fraser
                                        Title: Managing Director

                                        NORTHWOODS CAPITAL, LIMITED


                                        By: ANGELO, GORDON & CO., L.P. AS
                                            COLLATERAL MANAGER


                                        By:    /s/ John W. Fraser
                                              --------------------------
                                        Name: John W. Fraser
                                        Title: Managing Director

                                        SPS HIGH YIELD LOAN TRADING


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON
                                        INTERNATIONAL


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DEUTSCHE BANK SHARPS PIXLEY
                                        INC.



                                        By:    /s/ Fred Haddad
                                              --------------------------
                                        Name: Fred Haddad
                                        Title:

                                        HIGHLAND LEGACY LIMITED


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        REDWOOD MASTER FUND, LTD



                                        By:    /s/ Jonathan Kolatch
                                              --------------------------
                                        Name: Jonathan Kolatch
                                        Title: Director

                                        PACIFIC SELECT FUND HIGH YIELD
                                        BOND PORTFOLIO


                                        By: ____________________________________
                                        Name:
                                        Title:

                                        GOLDENTREE HIGH YIELD
                                        OPPORTUNITIES II, L.P.


                                        By:    /s/ Fred Haddad
                                              --------------------------
                                        Name: Fred Haddad
                                        Title: